UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported):	November 19, 2025

NEW CONCEPT ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-08187	75-2399477
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 300 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	972-407-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 30.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01	GBR	NYSE American

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (‘230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (‘240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders

On November 19, 2025, the Annual Meeting of Stockholders of New Concept Energy, Inc. (“Company” or the “Registrant”) was called to be held, following a solicitation of proxies, pursuant to a Notice of Annual Meeting and related Proxy Statement, dated October 13, 2025, distributed in accordance with the requirements of Regulation 14A under the Securities Exchange Act. On the record date of October 10, 2025, a total of 5,131,934 shares of Common Stock and 559 shares of Series B Preferred Stock was outstanding, with each share entitled to cast one vote.

At the meeting, proxies representing at least 3,162,693 shares (61.62% of the outstanding) appeared and were cast, thereby establishing a quorum present in person or by proxy. It was noted that, of the 5,131,934 shares of Common Stock, a significant number are held in DTC/CEDE accounts.

At the Annual Meeting, which involved the election of directors, the following named persons received the number of votes for, against or withheld, as well as the number of abstentions (broker non-votes were not reported):

Name	No. of Votes For	Of Shares Voted, % For	No. of Votes Withheld	No. of Votes Abstained	Broker Non- Votes
Gene S. Bertcher	1,970,986	38.41%	14,417	-0-	-0-
Richard W. Humphrey	1,926,318	37.54%	59,085	-0-	-0-
Dan Locklear	1,967,466	38.34%	17,937	-0-	-0-
Cecelia Maynard	1,952,985	38.06%	27,418	-0-	-0-
Robert C. Canham II	1,971,481	38.42%	13,922	-0-	-0-

All of the nominees named above, each of whom is currently a director of the Company at such Annual Meeting.

The second matter presented at the Annual Meeting was the ratification of the appointment of Turner Stone & Company as the independent registered public accounting firm for the Registrant for the fiscal year ending December 31, 2025, and any interim period. A total of 3,153,186 votes were cast FOR, 9,507 votes were cast AGAINST, and -0- votes ABSTAINED from voting with respect to such proposal. There were no broker non-votes. On the basis of such votes, the second proposal was approved.

The Annual Meeting of the Board of Directors was held later in the day, November 19, 2025. At such meeting, Gene S. Bertcher was re-elected Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 21, 2025

NEW CONCEPT ENERGY, INC.

By:	/s/ Gene S. Bertcher
Gene S. Bertcher, President and Chief Financial Officer

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